Investor Presentation (r)

Select Medical Corporation This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Corporation and its subsidiaries. 2

Presentation Business Overview Financial Performance 3

Business Overview Founded 1996 Two lines of business in health care services IPO - April 2001 NYSE - SEM 2002 - revenues $1.126 billion 4

Recent Highlights Completed the acquisition of Kessler Rehabilitation Corporation - September 2003 Implementation of PPS for Long Term Acute Care Hospitals 5

Select Medical Operations Largest operator of long term acute care hospitals 77 hospitals operating in 24 states 73 operate as hospital within a hospital model Four acute medical rehabilitation hospitals in New Jersey Second largest operator of outpatient rehabilitation clinics 814 clinics operating in 31 states, DC, and 7 Canadian provinces 684 owned U.S. clinics 101 owned Canadian clinics 29 managed clinics 6 Note: As of September 30, 2003

Revenue Other 1997 11.2 2 1998 149 3.269 1999 456 6.771 2000 805.9 10.212 2001 959 10.62 2002 1126.6 2003 1377 Revenue Growth Net Revenue ($ in millions) 1997 - 2002 2003 Estimate represents mid-point of guidance range. 7 CAGR: 151% (1) $1,377.0 Estimate

Adjusted EBITDA Growth Adjusted EBITDA (EBITDA $ in Million) EBITDA Outpatient Other (1) 1997 -2.546 0 0 1998 3.6 -12.152 1999 42.2 -16.382 2000 91.7 -18.3 2001 112 -19.743 2002 127.3 313.2 LTM 9/30/03 162.2 CAGR: 144% (1) 1998 - 2002 8 ($ in millions) $162.2

Performance Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 0.13 0.16 0.13 0.18 0.21 0.25 0.19 0.25 0.29 0.37 0.35 EPS 2001 2002 2003 9

Balanced Business and Payor Mix Inpatient 0.59 Outpatient 0.4 Other 0.01 Revenue By Business Medicare 0.45 Commercial/Other 0.54 Commercial/ Other Medicaid 0.01 Revenue By Payor Commercial/ Other 54% Note: For twelve months ended September 30, 2003 Medicaid 1% Diversified Mix of Business and Payor Sources 10 Outpatient 40% Inpatient 59%

Select Specialty Hospitals

Select Specialty Hospitals 12 77 long term acute care hospitals in 24 states = 2,829 beds 73 operate as hospital-within-a-hospital model 37 acquired in 1998 (one closed in 1999 and one closed in 2003) 42 developed internally Four acute medical rehabilitation hospitals in New Jersey = 322 beds Note: As of September 30, 2003

Diagnostic Categories - LTACH Neuromuscular Respiratory Cardiac Wound Renal Cancer Other East 30 32 11 9 4 2 12 13 Note: For the six months ended June 30, 2003

Discharge Disposition - LTACH Home Expirations SNF Acute Rehab Other East 37 15 21 13 7 7 14 Note: For six months ended June 30, 2003

LTACH Industry Fragmented - Approximately 300 hospitals $2.5 billion revenues per year Select - 50% market share of hospital within hospital 15

Hospital Development Leasehold Improvements = $550,000 Equipment = $350,000 Working Capital = $2,000,000 Start-up Losses = $600,000 $3.5 Million Investment { Return on Invested Capital > 35% 16

Hospital Development 1998 1999 2000 2001 2002 SEP '03 YTD Existing 37 38 44 54 64 71 Developed 2 6 10 10 8 6 17 39 44 54 64 72 77

LTACH Payor Mix Note: For twelve months ended September 30, 2003 18 Medicare 0.68 Medicaid 0.02 Commercial/Other 0.3 Commercial/ Other Medicare 68% Medicaid 2% Commercial/ Managed Care 30%

LTACH Reimbursement October 1, 2002 - Prospective Payment System (PPS) DRG based system Budget neutral New system favors high acuity patient population, lower cost provider 19

Industry Comparison - LTACH Select Industry Case Mix - Acuity 1.13 1.01 Total Cost Per Patient Day $811 $821 Note: Data from 2000 Cost Reports 20

PPS Phase-In - LTACH's Q4 02 Q1 03 Q2 03 Q3 03 East 13 23 13 25 21 25

Select Hospital Same Store Adjusted EBITDA Margin Q1 Q2 Q3 Q4 Q1 Q2 Q3 East 0.132 0.135 0.131 0.14 0.153 0.174 0.176 22 2002 2003 For 2002, Same Store Hospitals are those open prior to 1/1/01 For 2003, Same Store Hospitals are those open prior to 1/1/02 15.3% 17.4% 17.6%

Kessler Rehabilitation Acquisition

Kessler Rehabilitation Acquisition Completed Effective September 1, 2003 Established 1948 in West Orange, New Jersey Ranked among Nation's Best Rehabilitation Hospitals by "U.S. News and World Report" for 11 Consecutive Years 2002 - #1 Northeast, #5 in United States Premier, Nationally Recognized Brand 24

Kessler Rehabilitation Four Rehabilitation Hospitals in New Jersey - 322 licensed beds One joint venture rehabilitation hospital in Montgomery County, Maryland - 55 beds 92 outpatient rehabilitation clinics in ten states One SNF facility in New Jersey - 196 beds Contract therapy, DME, home infusion, workplace rehab 25

Kessler Rehabilitation 2002 Revenues - $228.8 million Select Purchase Price - $230.0 million 26

Strategic Acquisition Inpatient Rehabilitation Platform Leverage Brand Name Favorable Payor Mix Highly Regulated State (New Jersey) Significant Geographic Leverage in Outpatient Operations 27

Select/Kessler Outpatient Rehabilitation

Outpatient Rehabilitation Select Medical with Kessler 814 clinics in 31 states, D.C. and 7 Canadian provinces 684 owned U.S. clinics 101 owned Canadian clinics 29 managed clinics 29 Note: As of September 30, 2003

Kessler - An Excellent Fit for Select's Existing Business Pennsylvania New Jersey Florida North Carolina Maryland Virginia Illinois Georgia Massachusetts Delaware Kessler 8 33 22 2 6 3 2 1 9 1 Select 96 75 40 40 22 22 20 11 8 1 Outpatient Clinics 30 Note: As of September 30, 2003

Industry $35.0 billion industry CAGR of 5% Predominantly commercial pay Recognized as cost effective 31

1998 1999 2000 2001 2002 Q3 2003 East 115 658 679 717 737 814 Outpatient Clinic Growth 32 Select Outpatient Rehabilitation Clinics NovaCare Acquisition Represents total clinics owned and operated through management arrangements. Kessler Acquisition

Select Outpatient Adjusted EBITDA Margin 33 2000 2001 2002 9 Mo. '03 Select 0.157 0.173 0.167 0.155

Outpatient Rate Legend Text Inpatient Outpatient 1Q 79 2Q 78 3Q 79 4Q 78 1Q 81 2Q 81 3Q 82 4Q 84 1Q 86 2Q 86 3Q 87 4Q 87 1Q 88 2Q 88 3Q 87 34 2000 2001 2002 U.S. Outpatient Net Revenue per Visit 2003

Outpatient Rehabilitation Payor Mix Note: For twelve months ended September 30, 2003 35 Commercial/Managed Care 69 Capitation 3 Medicare 9 Commercial/ Other Workers Comp. 19 Commercial/ Managed Care 69% Workers Comp. 19% Medicare 9% Capitation 3%

Financial Overview

Specialty Hospital Performance 2001 2002 503 625.2 Net Revenue Adjusted EBITDA 24% 23% 31% 91% $503.0 $625.2 $456.5 $597.2 $57.6 $70.9 $49.5 $94.7 37 ($ in millions) Margins 11.4% 11.3% 10.8% 15.9% SS* Margins 12.8% 13.4% 11.7% 16.8% 2001 2002 9 Mo. '02 9 Mo. '03 2001 2002 9 Mo. '02 9 Mo. '03 *Same Store

Outpatient Rehabilitation Performance 9 Mo. '02 9 Mo. '03 363.5 386.7 2001 2002 76.1 81.1 9 Mo. '02 9 Mo. '03 63.1 59.8 2001 2002 440.8 485.1 Net Revenue Adjusted EBITDA 10% 7% 6% (5%) $440.8 $485.1 $363.5 $386.7 $76.1 $81.1 $63.1 $59.8 38 ($ in millions) Margins 17.3% 16.7% 17.4% 15.5% 2001 2002 2001 2002 9 Mo. '02 9 Mo. '02 9 Mo. '03 9 Mo. '03

Strong ROIC - Development (000's) (1) Average annual Adjusted EBITDA over 3 year period. (2) Includes start-up period prior to generation of Adjusted EBITDA: Hospitals - 6 months O/P Rehab - 3 months 39

Improved Receivables Management Legend Text Inpatient Outpatient 1Q 111 2Q 106 3Q 121 4Q 119 1Q 89 2Q 81 3Q 86 4Q 85 1Q 81 2Q 80 3Q 79 4Q 77 1Q 74 2Q 76 3Q 76 4Q 73 1Q 64 2Q 56 3Q 54 One Day Improvement in DSO Equals $3.8 million 40 Days Sales Outstanding 1999 2000 2001 2002 2003

Free Cash Flow 41

Rapid Deleveraging ($ in millions) Net Debt Net Debt / Adj. EBITDA 1999 336.8 4.7 2000 299.65 3.3 2001 277.7 2.5 2002 204.16 1.6 LTM 9/30/03 288.5 1.5 Pro forma for full year ownership of NovaCare Pro forma for full year ownership of Kessler Rehabilitation, including the add-back of $11.5 million in incremental bad debt expensed pre-closing in 2003 (1) 42 (2)

First 9 Mo. 2003 Actual vs. Guidance 43

2003 Financial Objectives 44

2004 Financial Objectives 45

Key Selling Points Proven management team Balanced business and payor mix Demonstrated development expertise Impressive financial performance with significant upside potential 46 Attractive long- term industry dynamics Two strong and growing business lines